INCORPORATED UNDER THE LAWS OF THE
                               STATE OF MINNESOTA

NUMBER                                                                SHARES
SPECIMEN                                                              SPECIMEN

                                                                    CUSIP 15132F

                        CENEX HARVEST STATES COOPERATIVES


         THIS CERTIFIES THAT SPECIMEN is the owner and registered holder of ______________________________ Shares of the fullY paid and nonassessable 8% Cumulative Redeemable Preferred Stock, no par value, of CENEX HARVEST STATES COOPERATIVE transferable only on the books of the cooperative corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.



         In Witness Whereof, the said cooperative corporation has caused this Certificate to be signed by facsimile signatures of its duly authorized officers this ______________ day of _______________________, A.D. _______.




____________________________________ ____________________________________
              Secretary                            President

The cooperative corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations, and relative right of the shares of each class or series authorized to be issued, so far as they have been determined, and the authority of the board to determine the relative rights and preferences of subsequent classes or shares.



              For Value Received, ____________________________ hereby sell, assign and transfer unto _______________________________________________________
__________________________________________________________________________shares represented by the within certificate, and do hereby irrevocably constitute and appoint:

__________________________________________________________________ attorney to transfer the said shares on the books of the within named cooperative corporation with full power of substitution in the premises:

Dated: ______________________

              In presence of ___________________________________________________
________________________________________________________________________________




NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.